This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

105-6-125
MIS41A


Scudder
Massachusetts
Limited Term
Tax Free Fund

Annual Report
October 31, 1995

* For investors seeking double-tax-free income, exempt from both Massachusetts and regular federal income taxes consistent with a high degree of principal stability.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief

  3 Letter from the Fund's President

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 12 Financial Statements

 15 Financial Highlights

 16 Notes to Financial Statements

 19 Report of Independent Accountants

 20 Tax Information

 21 Officers and Trustees

 22 Investment Products
    and Services

 23 How to Contact
    Scudder

IN BRIEF

* Scudder Massachusetts Limited Term Tax Free Fund provided shareholders with a 30-day net annualized SEC yield of 4.17% on October 31, 1995, equivalent to a 7.85% taxable yield for shareholders subject to the 46.85% combined federal and state income tax rate.

BAR CHART:            30-Day Yields as of October 31, 1995

CHART DATA:

Scudder
Massachusetts        Taxable             IBC/Donoghue's
Limited Term Tax     Equivalent          Taxable Money
Free Fund            Yield               Fund Average
---------            ----------          --------------
  4.17%                7.85%                5.22%

* The Fund returned 8.08% for the 12-month period ended October 31, 1995, well above the 7.43% average return of the 36 short-term state municipal debt funds tracked by Lipper Analytical Services.

LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     In our semiannual report dated April 30 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

     Throughout 1995, investors have been anticipating an economic slowdown, but for most of the year, corporate profits have remained healthy, and consumers have responded to lower short-term rates by borrowing and spending more. But we believe consumers' increasingly high debt burdens will eventually force them to tighten their belts. The current expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

     What does this mean for tax-exempt fund investors? A slower economy is generally good for bonds. Of course, it's possible that we could see some increases in interest rates over the short term if the economy doesn't slow down sufficiently. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes, allowing rates to move back to current levels. Importantly, the relationship between supply and demand for municipal bonds remains in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

     As always, your portfolio managers will continue to focus their efforts on fundamental economic research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Limited Term Tax Free Fund to help meet your investment needs.

               Sincerely,

               /s/David S. Lee
               David S. Lee
               President,
               Scudder Massachusetts Limited Term Tax Free Fund

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund
------------------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year     $10,808     8.08%     8.08%
Life of
 Fund*     $10,808     8.08%     4.66%

LB Municipal Bond Index (3 year)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year     $10,801     8.01%     8.01%
Life of
 Fund*     $10,801     8.62%     5.09%

*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Massachusetts Limited Term Tax Free Fund
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
7/94           $10,071
10/94          $10,030
1/95           $10,150
4/95           $10,414
7/95           $10,677
10/95          $10,840


Lehman Brothers Municipal Bond Index (3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
7/94           $10,070
10/94          $10,056
1/95           $10,165
4/95           $10,399
7/95           $10,695
10/95          $10,862

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

             YEARLY PERIODS ENDED OCTOBER 31

                       1994*    1995
                     -----------------
Net Asset Value...   $11.64   $12.02
Income Dividends..   $  .36   $  .54
Fund Total
Return (%)........      .00     8.08
Index Total
Return (%)........      .56     8.01


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Hospital/Health          32%
General Obligation       30%
Electric Utility         12%             The Fund continues to hold
Housing Finance                          several types of Massachusetts
Authority                 6%             general obligation bonds,
Higher Education          5%             which offer attractive value,
Pollution Control         5%             high overall quality, and
Resource Recovery         5%             relative stability.
Water/Sewer               2%
Miscellaneous Municipal   3%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------

AAA                     76%               Overall credit quality remains
AA                       9%               high, with 93% of the bonds
A                        8%               in the Fund's portfolio rated A
BBB                      7%               or better.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------

Less than 1 year        20%               We have emphasized bonds with
1 - 5 years             27%               five- to 10-year maturities
5 - 10 years            53%               because they offer attractive
                       ----               after-tax yields and total
                       100%               return potential.
                       ====
Weighted average effective maturity: 5 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's Investment Portfolio, see page 9.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Over the past 12 months, as yields of short- to intermediate-term municipal bonds fell anywhere from 0.65 to 0.95 percentage points, Scudder Massachusetts Limited Term Tax Free Fund turned in strong overall performance, more than making up for 1994's difficult fixed-income environment. The Fund's twin objectives are to seek higher tax-free income than is typically available from tax-free money market investments, and less price fluctuation than higher-yielding, longer-term tax-free bonds.

     For shareholders subject to the 46.85% maximum combined federal and Massachusetts income tax rate, the Fund's 30-day net annualized SEC yield of 4.17% as of October 31, 1995, translated into a 7.85% yield on a taxable equivalent basis, higher than current yields provided by comparable taxable investments. The Fund's tax-equivalent yield compares favorably with the 5.46% average yield of 2 1/2-year Massachusetts bank certificates of deposit as of October 31, 1995. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

     As the graph below shows, the Fund continues to exhibit a relatively low degree of share price volatility, although the decline in interest rates during the Fund's fiscal year resulted in modest price appreciation.

LINE CHART:

              Scudder Massachusetts Limited Term Tax Free Fund vs.
                      Lehman Brothers Municipal Bond Index

                        (monthly percentage price change
                       12 months through October 31, 1995)

CHART DATA:

Scudder Massachusetts        Lehman Brothers
Limited Term Tax Free        Municipal Bond
Fund                         Index
---------------------        ---------------
-0.0068                      -0.0227
-0.0112                      -0.0231
 0.0052                       0.0168
 0.0026                       0.0235
 0.0103                       0.0241
 0.006                        0.0066
 0.0008                      -0.0036
 0.01                         0.03
-0.002                       -0.01
 0.003                        0.005
 0.003                        0.008
-0.003                        0.002
 0.005                        0.01

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

     For the 12 months ended October 31, the Fund's net asset value increased $0.38 to $12.02 per share and the Fund provided $0.54 per share in income distributions, contributing to a total return of 8.08%. Scudder Massachusetts Limited Term Tax Free Fund's total return compares favorably with the 7.43% average return of the 36 mutual funds with similar investment objectives tracked by Lipper Analytical Services, Inc.

                             A Gradual Rate Decline

     In our April 1995 semiannual report we observed that the Federal Reserve's series of inflation-fighting short-term interest rate increases from February 1994 to February 1995 seemed to be working effectively. Many municipal market participants became convinced of this back in November of 1994, and yields of tax-exempt bonds began a gradual decline that has continued through the end of October 1995. We also noted in our last report that we were emphasizing both ends of the Fund's limited maturity range: the shortest maturities for safety and the longest maturities (maximum of 10 years) for higher yields and possible capital appreciation. We are continuing this strategy because bonds with five- to 10-year maturities currently offer the most attractive after-tax yield and total return potential of any maturities in which the Fund is permitted to invest.

     The Fund continues to hold several types of Massachusetts general obligation (G.O.) bonds. These bonds offer attractive value, high overall quality, and relative stability. In addition, we hold a large percentage of pre-refunded (also known as escrow and collateral) bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account designated to retire the original bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet they are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with 93% of the bonds in its portfolio rated A or better.

                 Massachusetts Economic Outlook Still Favorable

     Massachusetts is enjoying yet another year of its economic expansion following the recession of 1990-1992. Even so, Governor Weld's budget for the state's 1996 fiscal year is conservative, with a projected revenue increase of only 3.6% over 1995 levels and a meager 2.6% rise in expenditures. The state's recent economic success has been based in part on continued diversification

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------

among its traditional manufacturing, high technology, and service industries. The decade-long decline in the state's manufacturing sector appears to have turned around; Massachusetts manufacturers posted employment gains in 1994. Consumer spending remains an important component of growth. Massachusetts' per capita income levels are 18% higher than the national average, with an overall ranking of fourth in the United States. State debt, though high, is manageable given the state's wealth. Overall, Massachusetts' economic climate is generally favorable for bond issuers and investors.

                              Some Closing Thoughts

     This year's lower interest rates helped pave the way for continued economic expansion and low inflation. However, we believe a slowdown is likely, led by consumers who will eventually curtail their spending under pressure from increasing debt burdens. Consequently, our longer-term outlook for bonds is positive, and we believe Scudder Massachusetts Limited Term Tax Free Fund's portfolio is well positioned to continue to capture attractive federal and state tax-free yields while maintaining relative price stability.

     In the short term, as investors recognize the currently high relative after-tax value of municipals versus similar investments, we expect tax-free bonds to make some gains. Going forward, we intend to maintain a conservative strategy which includes a prudent average maturity, broad diversification, and high credit quality. We will continue to search for value by balancing the maturity characteristics, credit quality, and income potential of tax-exempt bond investments for Scudder Massachusetts Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon           /s/Kathleen A. Meany
Philip G. Condon              Kathleen A. Meany

                Scudder Massachusetts Limited Term Tax Free Fund:
                          A Team Approach to Investing

     Scudder Massachusetts Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Philip G. Condon, Lead Portfolio Manager, joined Scudder in 1983 and has 15 years of experience as a portfolio manager and in municipal research. Phil has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager, joined Scudder in 1988 and has 18 years of municipal sales and portfolio management experience. Kathleen has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1988.



                                                                        INVESTMENT PORTFOLIO as of October 31, 1995
-------------------------------------------------------------------------------------------------------------------


                                                                                             Unaudited
                                                                                           -------------
                                                                                Principal      Credit      Market
                                                                                Amount ($)    Rating (b)  Value ($)
-------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------
18.3%                        SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------
MASSACHUSETTS           Massachusetts Bay Transportation Authority,
                         Series B, 4.75%, 9/6/96  .  .  .  .  .  .   .  .       5,000,000       SP1       5,034,750
                        Massachusetts General Obligation, Dedicated
                         Income Tax, Series B, Daily Demand Note,
                         3.7%, 12/1/97*   .  .  .  .  .  .  .  .  .  .  .       2,200,000       AA        2,200,000
                        Massachusetts Health and Educational Facilities
                         Authority, Brigham & Women's Hospital,
                         Series A, Weekly Demand Note, 3.75%, 7/1/17*   .         900,000       AA          900,000
                        Massachusetts Health and Educational Facilities
                         Authority, Series C, Daily Demand Note, 3.65%,
                         7/1/05* (c)   .  .  .  .  .  .  .  .  .  .  .  .         100,000       A1+         100,000
                        Massachusetts Industrial Finance Agency, Resource
                         Recovery, Ogden Haverhill Project, Weekly
                         Demand Note, 3.7%, 12/1/06*  .  .  .  .  .  .  .       1,600,000       MIG1      1,600,000
                                                                                                        -----------
                        TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                         (Cost $9,830,617)   .  .  .  .  .  .  .  .  .  .                                 9,834,750
                                                                                                        -----------
                        -------------------------------------------------------------------------------------------
81.7%                   INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------
MASSACHUSETTS           Lowell, MA, General Obligation, 8.3%, 2/15/05,
                         Prerefunded 2/15/01**  .  .  .  .  .  .  .  .  .       1,635,000       AAA       1,966,136
                        Massachusetts Educational Loan Authority, Issue E,
                         Series A, 6.7%, 1/1/02 (c)   .  .  .  .  .  .  .         470,000       AAA         511,130
                        Massachusetts General Obligation:
                         Series A, 5.25%, 2/1/01 (c)  .  .  .  .  .  .  .       3,000,000       AAA       3,096,870
                         Series A, 5.2%, 6/1/04 .  .  .  .  .  .  .  .  .       1,000,000       AA        1,025,700
                         Series C, 7.5%, 12/1/07, Prerefunded 12/1/00** .         750,000       AAA         867,600
                         Series C, 7%, 12/1/10, Prerefunded 12/1/00**   .         275,000       AAA         307,502
                        Massachusetts Health & Educational Facilities
                         Authority:
                          Berkshire Health System, Series D, 5.3%,
                           10/1/03 (c) .  .  .  .  .  .  .  .  .  .  .  .       1,350,000       AAA       1,397,560
                          Central Massachusetts Medical Center, Series B,
                           6%, 7/1/02 (c) .  .  .  .  .  .  .  .  .  .  .         500,000       AAA         536,795
                          Daughters of Charity, Series D, 4.9%, 7/1/00  .         850,000       AA          853,459
                          Daughters of Charity, Carney Hospital, 7.5%,
                           7/1/05, Prerefunded 7/1/00**  .  .  .  .  .  .       1,000,000       AAA       1,146,650
                          Medical Academic and Scientific, Series A:
                           5.9%, 1/1/00   .  .  .  .  .  .  .  .  .  .  .         500,000       A           513,860
                           6%, 1/1/01  .  .  .  .  .  .  .  .  .  .  .  .       1,000,000       A         1,033,010
                           6.1%, 1/1/02   .  .  .  .  .  .  .  .  .  .  .         500,000       A           518,610


   The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
---------------------------------------------------------------------------------------

                                                                                        Unaudited
                                                                                      -------------
                                                                              Principal    Credit     Market
                                                                             Amount ($)  Rating (b)  Value ($)
--------------------------------------------------------------------------------------------------------------

                        St. Joseph's Hospital, Series C, 9.5%, 10/1/20,
                          Prerefunded 10/1/99** ........................      3,375,000     AAA     3,904,099
                        Valley Regional Health System, Series C, HIBI
                          Insured, 5.3%, 7/1/00 ........................      1,500,000     AAA     1,546,725
                        Wheaton College, Series B, 7.2%, 7/1/09,
                          Prerefunded 7/1/99** .........................        590,000     AAA       658,800
                      Massachusetts Housing Finance Agency Multi-Family
                        Housing Project, 1988 Series A, 8.7%, 4/1/14,
                          Prerefunded 4/1/98** .........................      1,495,000     AAA     1,690,411
                      Massachusetts Housing Finance Agency Revenue,
                        Housing Project:
                          Series A, 5.2%, 10/1/00 ......................        575,000     A         589,139
                          Series B, 4.05%, 12/1/95 (c) .................      1,000,000     AAA       999,090
                      Massachusetts Industrial Finance Agency:
                        Cape Cod Health Systems, Series 1990, 8.5%,
                          11/15/20, Prerefunded 11/15/00** .............      2,150,000     AAA     2,578,431
                        Leominister Hospital, Series 1989A, 8.625%,
                          8/1/09, Prerefunded 8/1/99** .................      2,000,000     AAA     2,325,900
                        Milton Academy, Revenue Refunding, Series A,
                          7.25%, 9/1/19, Prerefunded 9/1/99** (c) ......        700,000     AAA       785,687
                        Resource Recovery, North Andover Solid Waste,
                          Series A:
                            6.15%, 7/1/02 ..............................        750,000     BBB       768,428
                            6.3%, 7/1/05 ...............................      2,750,000     BBB     2,856,563
                      Massachusetts Municipal Wholesale Electric
                        Company, Power Supply System Revenue:
                          Series A, 5%, 7/1/05 (c) .....................      5,000,000     AAA     5,014,850
                          Series B, 6.3%, 7/1/00 .......................        345,000     A         368,460
                          Series B, 6.375%, 7/1/01 .....................      1,000,000     A       1,079,310
                      Massachusetts Water Resource Authority, Series A,
                        6.75%, 7/15/12, Prerefunded 7/15/02** ..........      1,000,000     AAA     1,140,620
                      Nantucket, MA, General Obligation, 6.25%, 12/1/02.        250,000     A         273,105
                      Southeastern Massachusetts University Building,
                        Series A, 5.5%, 5/1/04 (c) .....................      1,010,000     AAA     1,060,308
PUERTO RICO           Puerto Rico Public Building Authority, 6.75%,
                        7/1/04 (c) .....................................      2,250,000     AAA     2,588,895
                                                                                                  -----------
                      TOTAL INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                        (Cost $42,859,447) .............................                           44,003,703
                                                                                                  -----------
---------------------------------------------------------------------------------------

                      TOTAL INVESTMENT PORTFOLIO -- 100.0%
                        (Cost $52,690,064) (a) .........................                           53,838,453
                                                                                                  ===========

The accompanying notes are an integral part of the financial statements.


                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

        (a)   The cost for federal income tax purposes was $52,701,671. At October 31, 1995, net unrealized appreciation for all securities was $1,136,782.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,137,503 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $721.

        (b)   All of the securities held have been determined to be of appropriate credit quality as required by the
              Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's
              Investors Service, Inc. or Fitch Investors Service, Inc.

        (c)   Bond is insured by one of these companies: AMBAC or MBIA.

          *   Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.
              These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

         **   Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


     The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------

OCTOBER 31, 1995
------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $52,690,064)
        (Note A) .......................................                $ 53,838,453
Cash ...................................................                      60,452
Receivables:
        Investments sold ...............................                     905,800
        Interest .......................................                     829,622
        Fund shares sold ...............................                      23,636
        Due from Adviser (Note C) ......................                      39,388
Deferred organization expenses (Note A) ................                      18,516

        Total assets ...................................                  55,715,867
                                                                        ------------
LIABILITIES
Payables:
        Dividends .....................................   $   66,822
        Fund shares redeemed ..........................       29,124
        Accrued management fee (Note C) ...............       25,208
        Other accrued expenses (Note C) ...............      101,550
                                                          ----------
        Total liabilities .............................                      222,704
                                                                        ------------
Net assets, at market value ...........................                 $ 55,493,163
                                                                        ============
NET ASSETS
Net assets consist of:
        Unrealized appreciation on investments ........                 $  1,148,389
        Accumulated net realized loss .................                      (36,881)
        Shares of beneficial interest .................                       46,152
        Additional paid-in capital ....................                   54,335,503
                                                                        ------------
Net assets, at market value ...........................                 $ 55,493,163
                                                                        ============
NET ASSET VALUE, offering and redemption price per
        share ($55,493,163 -:-  4,615,167 outstanding
        shares of beneficial interest, $.01 par value,
        unlimited number of shares authorized) ........                       $12.02
                                                                              ======

   The accompanying notes are an integral part of the financial statements.


                                                                    FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
        STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .                         $ 2,387,385

Expenses:
Management fee (Note C) .  .  .  .  .  .  .  .  .  .  .          $   25,208
Custodian and accounting fees (Note C) .  .  .  .  .  .              40,461
Services to shareholders (Note C)   .  .  .  .  .  .  .              26,579
Trustees' fees (Note C) .  .  .  .  .  .  .  .  .  .  .              12,831
Auditing .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .              20,896
Reports to shareholders .  .  .  .  .  .  .  .  .  .  .              11,588
State registration   .  .  .  .  .  .  .  .  .  .  .  .               7,753
Federal registration .  .  .  .  .  .  .  .  .  .  .  .               4,171
Amortization of organization expense (Note A)   .  .  .               5,364
Other .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .               5,416
                                                                 ----------
Total expenses before reimbursement from Adviser   .  .             160,267
Reimbursement of expenses from Adviser (Note C) .  .  .             (39,388)
                                                                 ----------
Expenses, net  .  .  .  .  .  .  .  .  .  .  .  .  .  .                             120,879
                                                                                -----------
Net investment income   .  .  .  .  .  .  .  .  .  .  .                           2,266,506
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON
        INVESTMENT TRANSACTIONS
Net realized gain from investments  .  .  .  .  .  .  .                              52,320
Net unrealized appreciation on investments during
        the period   .  .  .  .  .  .  .  .  .  .  .  .                           1,598,035
                                                                                -----------
Net gain on investments .  .  .  .  .  .  .  .  .  .  .                           1,650,355
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  .                         $ 3,916,861
                                                                                ===========


     The accompanying notes are an integral part of the financial statements.



SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------------------------------------------
                        --------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
                        --------------------------------------------------------------------------------------------
                                                                                                  FOR THE PERIOD
                                                                                                 FEBRUARY 15, 1994
                                                                                YEAR ENDED        (COMMENCEMENT
                                                                                OCTOBER 31,      OF OPERATIONS) TO
                        INCREASE (DECREASE) IN NET ASSETS                           1995          OCTOBER 31, 1994
                        --------------------------------------------------------------------------------------------
                        Operations:

                        Net investment income  .  .  .  .  .  .  .  .          $ 2,266,506         $   709,232
                        Net realized gain (loss) on investments  .  .               52,320             (89,201)
                        Net unrealized appreciation (depreciation)
                            on investments during the period  .  .  .            1,598,035            (449,646)
                                                                                ----------         -----------
                        Net increase in net assets resulting
                            from operations .  .  .  .  .  .  .  .  .            3,916,861             170,385
                                                                                ----------         -----------
                        Distributions to shareholders from net
                            investment income ($.54 and $.36
                            per share, respectively)  .  .  .  .  .  .          (2,266,506)           (709,232)
                                                                                ----------         -----------
                        Fund share transactions:
                        Proceeds from shares sold  .  .  .  .  .  .  .          51,219,003          45,335,631
                        Net asset value of shares issued to
                            shareholders in reinvestment of
                            distributions .  .  .  .  .  .  .  .  .  .           1,558,937             540,042
                        Cost of shares redeemed    .  .  .  .  .  .  .         (34,483,113)         (9,790,045)
                                                                               -----------         -----------
                        Net increase in net assets from Fund share
                            transactions  .  .  .  .  .  .  .  .  .  .          18,294,827          36,085,628
                                                                               -----------         -----------
                        INCREASE IN NET ASSETS  .  .  .  .  .  .  .  .          19,945,182          35,546,781
                        Net assets at beginning of period   .  .  .  .          35,547,981               1,200
                                                                               -----------         -----------
                        NET ASSETS AT END OF PERIOD   .  .  .  .  .  .         $55,493,163         $35,547,981
                                                                               ===========         ===========
                        OTHER INFORMATION
                        INCREASE (DECREASE) IN FUND SHARES
                        Shares outstanding at beginning of period .  .           3,052,899                 100
                                                                               -----------         -----------
                        Shares sold .  .  .  .  .  .  .  .  .  .  .  .           4,365,476           3,839,448
                        Shares issued to shareholders in
                            reinvestment of distributions   .  .  .  .             131,715              45,947
                        Shares redeemed   .  .  .  .  .  .  .  .  .  .          (2,934,923)           (832,596)
                                                                               -----------         -----------
                        Net increase in Fund shares   .  .  .  .  .  .           1,562,268           3,052,799
                                                                               -----------         -----------
                        Shares outstanding at end of period .  .  .  .           4,615,167           3,052,899
                                                                               ===========         ===========

     The accompany notes are an integral part of the financial statements.


                                                                                                  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                          FOR THE PERIOD
                                                                                                        FEBRUARY 15, 1994
                                                                           YEAR ENDED                     (COMMENCEMENT
                                                                           OCTOBER 31,                  OF OPERATIONS) TO
                                                                              1995                       OCTOBER 31, 1994
                                                                           -----------                 -------------------
Net asset value, beginning of period ...........................              $11.64                         $12.00
                                                                              ------                         ------
Income from investment operations:
   Net investment income (a) ...................................                 .54                            .36
                                                                              ------                         ------
   Net realized and unrealized gain (loss) on
     investment transactions ...................................                 .38                           (.36)
                                                                              ------                         ------
   Total from investment operations ............................                 .92                            .00
                                                                              ------                         ------
   Less distributions from net investment income ...............                (.54)                          (.36)
                                                                              ------                         ------

Net asset value, end of period .................................              $12.02                         $11.64
                                                                              ======                         ======
TOTAL RETURN (%) (b) ...........................................                8.08                           0.00**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................                  55                             36

Ratio of operating expenses, net to average
  daily net assets (%) (a)......................................                 .24                             --

Ratio of net investment income to average daily net assets (%)..                4.56                           4.45*

Portfolio turnover rate (%) ....................................                27.4                           26.3*

(a)  Reflects a per share amount of expenses, exclusive of
       management fees, reimbursed by the Adviser of ..........               $  .01                         $  .04

     Reflects a per share amount of management fee and other
       fees not imposed by the Adviser of .....................               $  .07                         $  .07

     Operating expense ratio including expenses reimbursed,
       management fee and other expenses not imposed (%) ......                  .92                           1.44*

(b)  Total returns are higher due to maintenance of the Fund's expenses.

*   Annualized

* *   Not annualized

                                      15

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $26,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October
31, 2002, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to

                                                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COST. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended October 31, 1995, purchases and sales of investments (excluding short-term) aggregated $33,928,600 and $9,975,136, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------
provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the period November 1, 1994 to February 28, 1995 the Adviser agreed not to impose all of its management fee and to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. For the period March 1, 1995 to July
31, 1995 the Adviser agreed to maintain the annualized expenses at 0.25% of average daily net assets. Effective August 1, 1995, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets until February 29, 1996. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $272,502 and the fee imposed aggregated $25,208. Further, due to the limitation of such Agreement, the Adviser's reimbursement payable for the year ended October 31, 1995 amounted to $39,388.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, SSC did not impose a portion of its fee amounting to $10,314 and the fee imposed aggregated $23,065.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, SFAC did not impose a portion of its fee amounting to $12,000 and the fee imposed aggregated $24,000.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Trustees' fees aggregated $12,831.

                                             REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER STATE TAX FREE TRUST AND TO THE SHAREHOLDERS OF SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 4, 1995

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
TAX INFORMATION
--------------------------------------------------------------------------------

Of the dividends paid by the Scudder Massachusetts Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1995, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts state income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

David S. Lee*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Dudley H. Ladd*
   Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Daniel Pierce*
   Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

 For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free  prospectus.  Read it  carefully  before you invest or send  money.  +A portion of the income from the tax-free funds may be subject to federal,  state,  and local taxes.  *Not  available in all states.  +++A no-load variable  annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate,  offered by
 Scudder's insurance agencies, 1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers  Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor
     Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Establish ed in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long- term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.